UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2017

Summit Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

1790 Hughes Landing Blvd, Suite 500

The Woodlands, Texas  77380
(Address of principal executive office) (Zip Code)

(832) 413-4770
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Underwriting Agreement

On January 30, 2017, Summit Midstream Partners, LP (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”), by and among the Partnership, Summit Midstream GP, LLC (the “General Partner”), Summit Midstream Holdings, LLC (the “Operating Company,” and together with the Partnership and the General Partner, the “Partnership Parties”), Summit Midstream Partners Holdings, LLC (the “Selling Unitholder”) and Barclays Capital Inc., as underwriter (the “Underwriter”), providing for the offer and sale (the “Offering”) by the Selling Unitholder of 4,000,000 Common Units representing limited partner interest in the Partnership (“Common Units”), at a price to the public of $24.00 per Common Unit ($23.66 per Common Unit, net of underwriting discounts). Pursuant to the Underwriting Agreement, the Selling Unitholder also granted the Underwriter an option for a period of 30 days to purchase up to an additional 600,000 Common Units, if any, on the same terms.

The material terms of the Offering are described in a prospectus, dated January 30, 2017 (the “Prospectus”), filed by the Partnership with the United States Securities and Exchange Commission (the “Commission”) on February 1, 2017, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is registered with the Commission pursuant to a Registration Statement on Form S-3, as amended (File No. 333-213950), which was declared effective by the Commission on November 22, 2016. Certain legal opinions relating to the Offering are filed herewith as Exhibit 8.1.

The Underwriting Agreement contains customary representations, warranties and agreements of the Partnership Parties and the Selling Unitholder, and customary conditions to closing, obligations of the parties and termination provisions. The Partnership Parties and the Selling Unitholder have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriter may be required to make because of any of those liabilities.

The Offering closed on February 3, 2017. The Partnership will not receive any of the proceeds from the Offering.

As more fully described under the caption “Underwriting” in the Prospectus, the Underwriter has in the past provided and may from time to time in the future provide commercial banking, investment banking and advisory services in the ordinary course of their business for the Selling Unitholder, the Partnership Parties and their respective affiliates for which they have received and in the future will be entitled to receive, customary fees and reimbursement of expenses.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated January 30, 2017, among the Partnership, the General Partner, the Operating Company, the Selling Unitholder and Barclays Capital Inc.

8.1	Opinion of Latham & Watkins LLP relating to tax matters.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP

	By:	Summit Midstream GP, LLC,
its general partner

Dated: February 3, 2017	By:	/s/ Matthew S. Harrison
		Name:	Matthew S. Harrison
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated January 30, 2017, among the Partnership, the General Partner, the Operating Company, the Selling Unitholder and Barclays Capital Inc.

8.1	Opinion of Latham & Watkins LLP relating to tax matters.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 8.1).